UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 3, 2005

PACIFIC SUNWEAR OF CALIFORNIA, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-21296 (Commission File Number)	95-3759463 (IRS Employer Identification No.)

3450 East Miraloma Avenue Anaheim, CA (Address of principal executive offices)	92806-2101 (Zip Code)
(714) 414-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     As previously announced by Pacific Sunwear of California, Inc. (the “Company”), Wendy E. Burden has been appointed to the position of Chief Operating Officer, effective November 8, 2005.
     Ms. Burden, 52, comes to the Company with over 24 years of retail and apparel experience. For the last six years, Ms. Burden worked for Victoria Secret Stores, a division of Limited Brands, Inc., Corp., where she initially served as Executive Vice President of Operations and Administration and most recently held the position of Vice President of Business Strategy and Operations. Prior to Limited Brands, Ms. Burden spent 18 years with PepsiCo, Inc., serving in various positions including Vice President and General Manager of Pepsi-Cola Bottling Company, Vice President and Chief Financial Officer of Eastern Europe for Pepsi-Cola International and Vice President and Chief Financial Officer of Pepsi West.
     Under the terms of an offer letter, Ms. Burden’s annual base salary will be $525,000. Ms. Burden will receive a sign-on bonus of $100,000. Ms. Burden will also be eligible for a target bonus of 50% of base salary (pro-rated for her period of employment with the Company but guaranteed at a minimum of $125,000 for fiscal 2005) and a maximum of 100% of base salary (80% of which is earnings related and 20% of which is discretionary based on individual performance). Ms. Burden will be granted nonqualified stock options to purchase 70,000 shares of the Company’s common stock November 8, 2005 with an exercise price equal to fair market value at market close on that date and vesting 25% on the first anniversary of the date of grant with the balance vesting over the following 36 months in equal monthly installments. She will also receive a car allowance of $9,000 per year, four weeks of vacation, and general company benefits, including medical, dental, vision, basic and supplemental life and disability. The Company also agreed to pay for Ms. Burden’s relocation expenses. The full text of the offer letter is included as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

10.1	Offer Letter dated October 3, 2005, between the Company and Wendy E. Burden

99.1	Press Release issued by the Company on October 4, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2005	Pacific Sunwear of California, Inc.

/s/ SETH R. JOHNSON
Seth R. Johnson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Offer Letter dated October 3, 2005, between the Company and Wendy E. Burden

99.1	Press Release issued by the Company on October 4, 2005